Exhibit 32

Section 1350 Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, Douglas H. Yaeger, Chairman of the Board, President and
Chief Executive Officer of The Laclede Group, Inc., hereby certify that

(a)	To the best of my knowledge, the accompanying report on Form 10-Q for the quarter ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(b)	To the best of my knowledge, the information contained in the accompanying report on Form 10-Q for the quarter ended December 31, 2005 fairly presents, in all material respects, the financial condition and results of operations of The Laclede Group, Inc.

Date:  January 24, 2006

                                                             /s/ Douglas H. Yaeger

                                                             Douglas H. Yaeger
                                                             Chairman of the Board, President
                                                             and Chief Executive Officer

Section 1350 Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, Barry C. Cooper, Chief Financial Officer of
The Laclede Group, Inc. hereby certify that

(a)	To the best of my knowledge, the accompanying report on Form 10-Q for the quarter ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(b)	To the best of my knowledge, the information contained in the accompanying report on Form 10-Q for the quarter ended December 31, 2005 fairly presents, in all material respects, the financial condition and results of operations of The Laclede Group, Inc.

Date:    January 24, 2006

                                                              /s/ Barry C. Cooper

                                                              Barry C. Cooper
                                                              Chief Financial Officer

Section 1350 Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, Douglas H. Yaeger, Chairman of the Board, President and
Chief Executive Officer of Laclede Gas Company, hereby certify that

(a)	To the best of my knowledge, the accompanying report on Form 10-Q for the quarter ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(b)	To the best of my knowledge, the information contained in the accompanying report on Form 10-Q for the quarter ended December 31, 2005 fairly presents, in all material respects, the financial condition and results of operations of Laclede Gas Company.

Date:  January 24, 2006

                                                               /s/ Douglas H. Yaeger

                                                               Douglas H. Yaeger
                                                               Chairman of the Board, President
                                                               and Chief Executive Officer

Section 1350 Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, Barry C. Cooper, Chief Financial Officer of
Laclede Gas Company, hereby certify that

(a)	To the best of my knowledge, the accompanying report on Form 10-Q for the quarter ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(b)	To the best of my knowledge, the information contained in the accompanying report on Form 10-Q for the quarter ended December 31, 2005 fairly presents, in all material respects, the financial condition and results of operations of Laclede Gas Company.

Date:    January 24, 2006

                                                              /s/ Barry C. Cooper

                                                              Barry C. Cooper
                                                              Chief Financial Officer